SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                    --------


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934



                         Date of Report: January 5, 2007



                             MIDDLESEX WATER COMPANY
                             -----------------------
             (Exact name of registrant as specified in its charter)



          NEW JERSEY                    0-422               22-1114430
          ----------                    -----               ----------
(State or other jurisdiction of      (Commission         (I.R.S. Employer
 incorporation or organization)      File Number)         Identification No.)



            1500 RONSON ROAD, P.O. BOX 1500, ISELIN, NEW JERSEY 08830
            ---------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (732)-634-1500
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Middlesex Water Company


Item. 8.01.   Other Events

Middlesex Water Company announces acquisitions of wastewater systems in Sussex County, DE as set forth in the attached press release.



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf of the undersigned hereunto duly authorized.

                                        MIDDLESEX WATER COMPANY
                                             (Registrant)



                                        s/Kenneth J. Quinn
                                        ------------------
                                        Kenneth J. Quinn
                                        General Counsel, Secretary and Treasurer


Dated: January 5, 2007

                                        2

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                   MIDDLESEX WATER ACQUIRES WASTEWATER SYSTEMS
                              IN SUSSEX COUNTY, DE

         ISELIN, NJ (January 5, 2007) Middlesex Water Company (NASDAQ Global Select Market: MSEX), a provider of water and wastewater services in New Jersey and Delaware, today announced the acquisition of two wastewater collection and treatment systems which serve the communities of Harts Landing and Bay Front located in Sussex County, DE. Middlesex Water plans to operate the systems through its wholly-owned, regulated Delaware subsidiary, Tidewater Utilities. The net investment for these acquisitions is $0.6 million.

         These systems will serve approximately 800 residents at build-out, which is anticipated to occur over the next several years. The recently-constructed Bay Front system was designed as an expandable regional system that can ultimately serve approximately 2,000 residents. These acquisitions are consistent with the Company's strategy to develop, own and operate regional water and wastewater systems. Both systems employ membrane bioreactor technology designed to provide a wastewater effluent that meets the high standards of quality required in Delaware's environmentally-sensitive inland bays area.

          "The acquisition of these systems demonstrates our continued strategic expansion into the wastewater business," said Dennis W. Doll, President and CEO of Middlesex Water Company. "We continue to see the wastewater business as being complementary to our ownership and operation of potable water systems and continue to view this business as an opportunity to enhance long-term shareholder value," added Doll.

         Middlesex Water, established in 1897, is a New Jersey provider of water, wastewater and related services. Tidewater and its affiliated Delaware companies provide service to about 30,000 retail water customers. For information about Middlesex Water, visit www.middlesexwater.com. Visit the
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Tidewater Utilities, Inc. website at www.tuiwater.com
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Contact:
Bernadette M. Sohler, Director of Communications
Middlesex Water Company
(732) 634-1500